SUPPLEMENT TO PROSPECTUS OF
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS


I.       Evergreen Short-Intermediate Bond Fund (the "Fund")

         Effective March 13, 2000, the Fund will change its name to Evergreen Short-Duration Income Fund.

         Also effective on the same date, the fifth paragraph under the section entitled "Investment Strategy" in the Fund's prospectus is restated in its entirety as follows:

             "The Fund's final maturity for the securities it holds may range up to thirty years. The duration of these securities will not exceed ten years. The Fund intends to maintain a dollar-weighted average maturity of seven years or less and a dollar-weighted average duration of five years or less."


March 13, 2000                                                     552985  3/00


II.      Evergreen Capital Preservation and Income Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Capital Preservation and Income Fund ("Capital Preservation") into Evergreen Select Adjustable Rate Fund ("Select Adjustable Rate"). If the shareholders of Capital Preservation approve the proposal, all of the assets of Capital Preservation will be transferred to Select Adjustable Rate and shareholders of Capital Preservation will receive shares of Select Adjustable Rate in exchange for their shares. Shareholders of record of Capital Preservation as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of Capital Preservation will be mailed information detailing the proposal on or about May 26, 2000.


April 3, 2000                                                       553690 4/00